UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following communication was distributed to owners of shares of Class B-1 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

March 11, 2004

Dear Fellow Member and Class B-1 Shareholder,

I have been a member of the CME for over 25 years and have represented you as a member of the board for 14 of them. During these years we have made many tough and critical decisions that have anticipated and embraced the future. All of these decisions have involved a mix of innovation, competitiveness, responsiveness and vision. We must continue to be the best in all of these.

Over the next few years we will be tested time and again as we have during my 14 years on our board. I have always genuinely listened to your ideas and I promise to always do so in the future. I will do nothing less than give you my best.

I am asking for your vote in the upcoming election.

Sincerely Yours,

/s/    Timothy Brennan

Timothy Brennan

Owner B-1 and B-3 Shares

Co Chair- Business Conduct Committee

Member- Electronic Transition Committee

Member- Market Regulation Committee

Member- Membership Committee

*   *   *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following communication was distributed to owners of shares of Class B-1 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

BRUCE F. JOHNSON

Suite 1602 Trading Group

30 S. Wacker Drive

Chicago, IL 60606

March 11, 2004

FELLOW B-1 SHAREHOLDER:

Once again I come to you asking for your support in the up-coming election. I’ve been a member of the Chicago Mercantile Exchange for some 34 years and have seen and lived through tremendous changes in the institution. What was once an inconspicuous Butter and Egg Exchange on Franklin Street has turned into a financial institution playing a major role in world finance. We have progressed from a minor exchange celebrating when Live Cattle Open Interest went over 100K to an exchange with an open interest record of 38.5M contracts on March 9th. Topped off by a single day volume record of 5,494,832 on March 5th.

I’m happy to report the exchange is alive, well and planning and preparing for a bright future. We are blessed with a tremendous pool of talent to guide the exchange into the future. I would like to continue to be a part of this team. I bring experience, common sense, independence, and a flawless reputation to the Board. I am not obligated to anyone. I’m an independent trader. I’m neither part of nor affiliated with any Brokerage Group. I’m not an owner or officer of any clearing member obligating me to act on and vote in their best interest. I believe my independence and absence of any obligation to anyone or any special interest group will serve you well when decisions are made affecting the future of the Chicago Mercantile Exchange.

I’ve earned your support in the past and hope I can count on it again in the next election. I promise you that I will always act in the best interests of CME and its shareholders.

Respectfully,

/s/    Bruce Johnson

BRUCE JOHNSON

*   *   *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following communication was distributed to owners of shares of Class B-1 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

Howard Siegel

2430 N. Lakeview

Chicago, IL 60614

Dear Class B-1 Shareholder:

When I first ran for the Board four years ago, a new management and for-profit corporate structure were implemented in an attempt to ensure that CME would continue not only to make markets, but also to offer innovative products to the trading public. A rapidly changing financial climate made clear that the Exchange was ready to embark on a strategic mission that would not only protect and enhance shareholder value, but also benefit from those innovative new markets. And I believe it worked.

Now, the financial landscape has again changed and I believe that CME is well on the way to becoming a technology company. As a financial institution, product innovator, and transaction processor,—our competence in cutting edge information technology is critical. Much of what we have been doing up until this point was aimed at integrating open outcry with our electronic infrastructure. To this end GLOBEX® volume in 2003 increased 39% from 2002. Again this year, significant system and product upgrades have contributed to our achievement of a 38% operating margin, better then most of our single platform competitors. Listed below is a list of our latest initiatives:

1.	CME’s agreement with the Chicago Board of Trade to provide clearing services for all CBOT futures and options on futures, placing us in the crucial position of being the largest derivatives clearing entity in the world. This momentous undertaking could not have taken place without cooperation of the clearing firm community in both exchanges.

2.	The development of EAGLE software allowing for implied electronic calendar spread trading of the Eurodollar complex.

3.	The purchase of “Liquidity Direct,” enabling us to enhance CME’s ability to offer electronic options trade execution on a state-of-the art basis.

4.	The development of Eagle-i, a web based application that allows traders to see Eurodollar price quotes in real time.

5.	The significant enhancement of the GLOBEX matching engine by:

A.	Implementing iLink 2.0, which makes GLOBEX response time among the fastest in the industry

B.	Expanding trading hours more than 23 hours a day; and

C.	Creating and implementing ‘stop-order logic’ algorithms that smooth intense market dislocations.

6.	The enhancement both in terms of content and design of the CME web site that is increasingly becoming the portal to our new markets in the world of electronic trading.

7.	The addition of several new trading vehicles including the U.S. Consumer Price Index and the Yen-and Dollar-based Nikkei 225.

Ironically, our great success makes CME an even greater target then before, thus increasing the risk to each and every one of us. Laurels can never again be rested upon, for as you read this letter, we are immediately faced with imperative decisions that the Board realizes will have long-term consequences to traders, shareholders and FCMs. I will strive, as your representative, to stay focused on preserving the CME as a place of ongoing opportunity for all participants.

Hard work, discipline and more hard work are what best describe the qualities that have contributed to my trading success over the last 26 years. I bring these same qualities to the pits, computer trading terminals, committees and the Boardroom as only a trader can. Please vote for me as CME Director.

Sincerely,

/s/    Howard Siegel

Howard Siegel

* * *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following was distributed to owners of shares of Class B-1 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

* * *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following communication was distributed to owners of shares of Class B-1 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

Scott Slutsky

822 W. Washington Blvd.

Chicago, Illinois 60607

March 11, 2004

Dear Fellow CME Member & Class B-1 Shareholder,

My name is Scott Slutsky. I am a former member of the Board of the Chicago Mercantile Exchange (1989-1990). I am also a second-generation member and a 25-year veteran of the Exchange. I am seeking, once again, to be elected to the Board.

I seek your help in the upcoming election on April 21st. I know that the CME has enjoyed great success but the challenges ahead are still daunting and competition is fierce. If elected, I promise to bring new energy, new ideas and a fresh pair of eyes to the Board.

Like you, I am a CME member and Class B shareholder. If elected, I will work not just to maintain shareholder value but also to create value for all shareholders. I believe the CME Board must work to enhance the value of both the Class A and Class B shares. I will be a fierce advocate for the views of all shareowners.

My experience is not unlike yours. I have seen and I have often been affected by the CME’s stunning metamorphosis in recent years. I believe that I will bring to the Board an important perspective as a CME member and a Class B shareholder. I can speak and act with authority about both the opportunities and the threats that face us all. Most important; I represent an independent voice.

I began my career at the CME in 1978. My experience in futures is all-inclusive. I have been a floor trader, a floor broker, and an upstairs trader. I have written two books on trading, and I am now a working director of a clearing member firm with a diverse customer base: locals, retail, commercial, and institutional. Currently, I travel the world promoting the CME’s products, talking to end-users, and to competitors.

I believe that the four most important issues facing us are as follows:

•	We need both pit trading and electronic trading, but we need to make them both efficient, competitive, and profitable. We need to commit resources to build and protect our franchise both in the agricultural and the financials. Then we let the customers decide.

•	We need to nurture our relationship with the Chicago Board of Trade. We have far more in common than not.

•	We need to respond to external threats aggressively and we need to get on the offensive and stay there.

•	We need to devote resources to educate new and existing traders about our products. This is especially true with the Ag products. We need to go on the road with our members and bring the story to the world.

A vote for me is a vote for experience, good judgment, and independence.

I will look forward to speaking with each of you in the days ahead. You may contact me at 312-563-8325 or sslutsky@alaron.com

Sincerely,

/s/    Scott Slutsky

Scott Slutsky (SLEW)

*  *  *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc. Shareholder Relation and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making and voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following communication was distributed to owners of shares of Class B-1 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

Joel Greenberg

March 11, 2004

Dear Fellow CME Member/Class B-1 Shareholder,

Scott Slutsky is running for election to the Board of Directors of Chicago Mercantile Exchange Holdings Inc., and I am writing to endorse his candidacy.

Scott is a second-generation CME member of 25 years’ standing and I have watched him grow into a leader both on and off the floor. He is a former member of the Board of Directors of CME (1989-1990) and has worked diligently on a variety of committees over the years.

I believe that we need to elect bright, independent people who will honor their heritage. Scott is such a man. He has real experience both on and off the floor. Scott is a working Director of a fast growing clearing firm, Alaron Trading Corp., and he travels the world selling CME’s message. He knows what customers want and need.

Scott Slutsky is a credit to our industry and is a true professional. I know that he understands the serious challenges facing us all, and that he will represent shareholders’ interests with vigor.

Please vote for Scott Slutsky.

Sincerely,

/s/    Joel Greenberg

Joel Greenberg

*  *  *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Member Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees nor have these views or opinions been approved or sanctioned by any of them.

The following was distributed to owners of shares of Class B-1 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

Carol “Micky” Norton

March 11, 2004

Dear Fellow CME Member/Class B-1 Shareholder,

Scott Slutsky is running for election to the Board of Directors of Chicago Mercantile Exchange Holdings Inc. I am writing to you in support of his candidacy.

I have known Scott for more than 25 years and have found him to be an outstanding person. Scott is a 25-year, second generation CME member who has deep roots in the exchange. He formerly served on the Board of Directors of CME (1989-1990) and has given much of himself to our community over the years.

Scott is a thoughtful and highly intelligent man with wide-ranging experience in our industry. I am confident that he will represent the interests of shareholders with energy and sound judgment. I am also confident that he will listen to the concerns of all members.

We face many challenges and I believe that Scott will embrace these challenges and work hard for all shareholders.

Please vote for Scott Slutsky.

Sincerely,

/s/    Carol “Micky” Norton

Carol “Micky” Norton

CME Member

*  *  *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Member Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees nor have these views or opinions been approved or sanctioned by any of them.

The following was distributed to owners of shares of Class B-1 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

Margery F. Teller

March 11, 2004

Dear Fellow CME Member/Class B-1 Shareholder,

This letter is to endorse Scott Slutsky’s candidacy for election to the Board of Directors of Chicago Mercantile Exchange Holdings Inc.

Scott is known to most of you by virtue of his 25 years in the currency quadrant. As a second-generation CME member he has demonstrated his loyalty to the exchange and to the principles of fair dealing. Scott previously served on the Board of Directors of CME in 1989-1990. He has demonstrated strong leadership and he has always been willing to work on behalf of all members.

I believe that we need to elect experienced, independent people who will confront the issues that face us today. I believe that we need strong voices to speak for us all, and for our customers. I believe that Scott Slutsky is such a man. He has significant experience both on and off the floor and he is possessed of exceptionally good judgment.

Please vote for Scott Slutsky.

Sincerely,

/s/ Margery F. Teller

Margery F. Teller

*  *  *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Member Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees nor have these views or opinions been approved or sanctioned by any of them.

The following was distributed to owners of shares of Class B-1 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

*  *  *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc.,

Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following communication was distributed to owners of shares of Class B-2 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

Patrick B. Lynch (PBL)

Independent Trader ~ 20 South Wacker Drive 7th Floor—Chicago, Illinois, 60606

plynch@cme.com

Dear B2 (IMM) Shareholder,

My last two years on the Board of Directors at the Chicago Mercantile Exchange have been fast paced and ground breaking. From IPO to the Common Clearing Link, the CME has taken aggressive steps to solidify our position as a market leader. I am proud of what we have accomplished, but now is not the time to rest on our laurels. We are in the lead of the marathon, but are at the 20-mile marker. The CME must stay focused and have a sprinters kick to the finish. I believe that I can continue being an active and prodding board member to assure this result.

The key strengths of the CME lie in two major areas: Clearing and the pool of liquidity providers that we have on the floor. With the various counter party defaults and credit worthiness issues that are appearing in today’s business circle, it casts a bright light onto our Clearing House and Clearing 21® software. Our large pool of liquidity providers facilitates risk to be transferred with speed and efficiency. The combination of these two make an excellent base to build upon.

Being co-chairman of the Clearing House Risk Committee the past two years has allowed me to be actively involved in the Common Clearing Link. This astonishing project was implemented without any problems and I believe will generate substantial revenue to the CME. Being the only local trader on this committee, I brought a unique and important prospective. We must continue to look to leverage our Clearing House for appropriate business opportunities.

As the CME became a publicly listed company, I had a great responsibility assigned to me as the Chairman of the Audit Committee. I am proud to say that the CME made a smooth transition to being a New York Stock Exchange listed company, as well as complying with the requirements of the Sarbanes-Oxley Act. The CME acted as a trailblazer in treating CME options as an expense on the balance sheet. Many public companies are now following our lead.

The Class B trading rights are an essential element in the success of the CME. This allows for the liquidity provider to make markets at low cost. Liquidity is the pillar of a successful exchange. In turn this assures the value of the trading right as a tangible asset that commands a monthly economic value. I believe this is the best model for an exchange to operate.

Don’t underestimate the value of the liquidity that is provided by our local population. For the CME to achieve a dominant position in risk transfer going forward, it is crucial that we have these market makers continue to participate in the liquidity process. Locals are able to make tight markets in a cost-effective way in the current open outcry platform. Our products are only as good as the depth and size of volume that is in every market at each tick. Management now understands this and has priced GLOBEX® to keep the liquidity provider’s cost increase to a minimum if a move occurs to the electronic platform.

As Treasurer of the Board of Directors, I have been able to aggressively participate in the forming of the strategic plan at Board Steering. There isn’t always unanimous agreement and I’m not bashful in expressing myself, even if the sole minority. I am the youngest in age of any board member by 10 years and now have 4 solid years of experience. I feel it is important to have people on the Board who actively trade every day and who are committed to the business for the next 20 years. We must ensure that the CME remains dominant. I truly have a long-term view of the CME and hope to continue to work for you on the Board with your support. I again humbly ask for your vote.

Sincerely,

/s/ Patrick B. Lynch

Patrick B. Lynch

*  *  *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following communication was distributed to owners of shares of Class B-2 common stock of Chicago Mercantile Exchange Holdings Inc. on or about March 11, 2004:

Ronald A. Pankau

30 S. Wacker Drive, Suite 1200

Chicago, IL 60606

Phone 312/634-8724

Dear Fellow Members and Class B-2 Shareholders,

My name is Ron Pankau and I am seeking election in the IMM® division to the Board of Directors. I have been an independent trader in the IMM division for 23 years. I have served on many committees over the years to help promote the growth and viability of CME. I now feel it is time to take a more active role in shaping our future as a world leader in the futures industry.

I believe, from my perspective as an every day user of our markets, that CME is the best place in the world to hedge risk and determine price discovery. CME has established itself through the years by developing relationships with market makers, customers, and members of the brokerage community. We can’t remain stagnant in the face of increased competition. CME has maintained leadership in the futures industry by staying ahead of the curve and by being visionary rather than reactionary. We must continue on this course to remain on the cutting edge of our business.

CME must remain vigilant in providing the best service to its users and providing them with the tools they need to be successful, whether that is through technology, better and faster information, or more efficient market access. We must continue to explore ways to form more alliances that cut costs as we have done with our clearing agreement with the Chicago Board of Trade and our cross-margining and mutual offset services. The fact that we are an industry leader should enable us to forge these alliances with other exchanges throughout the world as well.

I believe that as a member of the Board I will be very responsive to the needs of our market users and will act in the best interests of the company and its shareholders. I understand the importance of investigating thoroughly the consequences of any changes and the delicate balance that exists between users of our markets. I understand that we are in a service oriented business and I believe that the depth and breadth of our markets is what makes us better than anyone else in our industry. I know that our future success depends on our ability to distribute our products with the best technology, at the best price, and to the most customers. I believe that what separates CME from its competitors is our highly trained and competitive market makers who provide the best liquidity in both volatile and less volatile markets.

In the next month you will be asked to choose a candidate to become a member of our Board and take us to the next step in our industry. I believe that a candidate must be able to tackle growth, competition, and customer service head on. I believe it should be someone who understands what made us the best and how to continue to be the best in our field. I ask for your support in this upcoming election so I can promote us into the next era of CME success.

Sincerely,

/s/    Ron Pankau

Ron Pankau

Member, CME

*  *  *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding letter was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of Chicago Mercantile Exchange Holdings Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.